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CITY OF NEW YORK | DEPARTMENT OF CITYWIDE ADMINISTRATIVE SERVICES

S U M M A R Y O F A W A R D

FROM LINE ITEM NO. .000 TO LINE ITEM NO. 999.000

BID NO: 01600450 TITLE: CARPORT, SOLAR POWERED VEHICLE CHARGER AS OF: 03/17/17

OPENING DATE
09/12/16

PURCHASING AGENT: RASHAD LE MONIER
TELEPHONE NUMBER: (212) 386-0412

PURCHASE DIRECTOR: MASHA O. RUDINA
TELEPHONE NUMBER: (212) 386-6373

STOREHOUSE COMMODITY: ( ) YES (X) NO PRICE ESCALATOR: (X) YES ( ) NO

FMS NUMBER : 20171202731 PERIOD OF RC/OMPA : 04/17/17 TO 04/16/20

RC/OMPA NUMBER: 3787232 CARPORT, SOLAR POWERED VEHICLE CHARGER

VENDOR ID : 128833-001 FMS VENDOR ID: VS00024304004

NAME & ADDRESS: ENVISION SOLAR INTERNATIONAL INC

5660 EASTGATE DRIVE
SAN DIEGO CA 92121

(866) 746-0514 ATTENTION: DAVID NICHOLAS GREENFADER

RC/OMPA DOLLAR AMOUNT: 3797710.00

TERMS (CASH DISCOUNT): RC/OMPA STATUS: (X) NEW ( ) REPLACES:

DESCRIPTION	QUANTITY	UOI	UNIT PRICE	EXTENSION
CLASS/ZONE AWARD 01 -------------------				
ITEM NUMBER: 1. PORTABLE, SOLAR POWERED CARPORT, ENVISION SOLAR EV ARC 4, OR EQUAL. PER THE ENCLOSED SPECIFICATION DATED JUNE 14, 2016.	35.	EACH	66910.000000	2341850.00
ENVISION SOLAR INTERNATIONAL, INC (MANUFACTURER)				
MODEL #EV ARC4				
ITEM NUMBER: 2. SINGLE AXLE TRAILER WITH FITH (5) WHEEL HITCH, COMPATIBLE WITH 3/4 TON AND 1 TON PICKUP TRUCK, PER THE ENCLOSED SPECIFICATION DATED JUNE 14, 2016.	35.	EACH	41596.000000	1455860.00
ENVISION SOLAR INTERNATIONAL, INC. (MANUFACTURER)				
MODEL #AM2 TRAILER				

TOTAL CLASS OR ZONE AWARD (ITEMS 1.00 THRU 2.00) 01 .... 3797710.00

A MINIMUM OF 30 DAYS ADVANCE NOTICE IS REQUIRED FOR ALL SUCH REQUESTS.

THE DETERMINATION TO APPROVE A PRICE INCREASE REQUEST WILL BE AT THE SOLE DISCRETION OF THE ASSISTANT COMMISSIONER - PROCUREMENT.

THE PRICE INCREASE, IF APPROVED, WILL BE REFLECTED IN A WRITTEN MODIFICATION TO THE CONTRACT. THE EFFECTIVE DATE OF THE PRICE INCREASE WILL BE AS STATED IN THE MODIFICATION.

USAGE REPORT
A USAGE REPORT SHOWING AGENCY, ITEM DESCRIPTION, UNIT OF ISSUE, QUANTITY ORDERED AND DOLLAR VALUE OF ALL ITEMS ORDERED IS REQUIRED ON A QUARTERLY BASIS.

THE FIRST REPORT WILL BE REQUIRED THREE (3) MONTHS AFTER CONTRACT START DATE, SUBSEQUENT REPORTS ARE REQUIRED EVERY THREE (3) MONTHS THEREAFTER.

REPORTS SHOULD COVER THE CURRENT PERIOD AS WELL AS TOTAL CONTRACT PERIOD TO DATE. THE REPORT MAY BE SUBMITTED IN HARD COPY, ON CD ROM, OR VIA E-MAIL.

THE REPORT SHALL BE FORMATTED TO INCLUDE: THE CONTRACT NAME, RC NUMBER AND TERM OF THE CONTRACT AT THE TOP. THE REPORT SHALL INDICATE THE PERIOD OF TIME COVERED BY THE REPORT. THE REPORT IS TO BE ORGANIZED TO SHOW AGENCY, ITEM ORDERED, UNIT OF ISSUE, QUANTITY ORDERED AND DOLLAR VALUE.

REPORTS SHALL BE SENT TO THE ATTENTION OF THE PROCUREMENT ANALYST WHOSE NAME IS LISTED ON PAGE B001, AT THE FOLLOWING ADDRESS:

CITY OF NEW YORK
DEPARTMENT OF CITYWIDE ADMINISTRATIVE SERVICES
OFFICE OF CITYWIDE PROCUREMENT
1 CENTRE STREET, 18TH FLOOR
NEW YORK, NY 10007

BASIS FOR AWARD:
THE AWARD, FOR ITEMS, CLASSES/ZONES IN THIS SCHEDULE, SHALL BE BASED ON THE LOWEST RESPONSIBLE BIDDER, MEETING EXPECTATIONS.

PURCHASE ORDERS:

1. STATUS: CONTRACTOR WILL PROVIDE TWO COPIES OF A MONTHLY STATUS REPORT OF ALL ORDERS RECEIVED UNDER THIS CONTRACT. REPORT TO INCLUDE ANY CURRENT INFORMATION RECEIVED FROM THE MANUFACTURER.
   REPORTS ARE TO BE SUBMITTED TO:

DEPARTMENT OF CITYWIDE ADMINISTRATIVE SERVICES
DIVISION OF MUNICIPAL SUPPLIES
1 CENTRE STREET, MUNICIPAL BUILDING 18TH FLOOR
NEW YORK, NY 10007

ATTENTION: ASSISTANT COMMISSIONER FOR PROCUREMENT.

IF, AFTER ISSUANCE OF A PURCHASE ORDER UNDER THIS CONTRACT, NEW GOVERNMENTAL REGULATIONS ARE PROMULGATED AND NEW EQUIPMENT IS REQUIRED TO MEET THESE REGULATIONS AND THE EXTRA COST FOR THIS EQUIPMENT WAS NOT ANTICIPATED, AND COULD NOT HAVE BEEN ANTICIPATED, WHEN THE BID WAS SUBMITTED AND THE PURCHASE ORDER WAS ISSUED, AWARDED VENDOR MAY BE ELIGIBLE FOR A PRICE INCREASE ON THE PURCHASE ORDER. PLEASE BE ADVISED THAT IF NO NEW TECHNOLOGY IS REQUIRED, VENDOR WILL NOT BE ELIGIBLE FOR A PRICE INCREASE.

THE FOLLOWING MINIMAL REQUIREMENTS MUST BE MET FOR DCAS TO CONSIDER A PRICE INCREASE:

1. VENDOR MUST SUBMIT A LETTER REQUESTING THE INCREASE, STATING THE DOLLAR AMOUNT OF THE INCREASE AND SPECIFICALLY STATING WHAT THE INCREASE WILL COVER;

2. VENDOR MUST INCLUDE A CERTIFICATION FROM THE REGULATORY AUTHORITY (THE NYC DEPARTMENT OF ENVIRONMENTAL PROTECTION) THAT THE PROPOSED SOLUTION BRINGS THE VEHICLE IN COMPLIANCE WITH THE CURRENT EMISSION LAWS; AND

3. A MANUFACTURER'S INVOICE SHOWING THE VENDOR'S TOTAL COST FOR THE EQUIPMENT, INCLUDING INSTALLATION. VENDOR CANNOT CHARGE THE CITY MORE THAN 10 % ABOVE THE VENDOR'S COST FOR THE EQUIPMENT, INCLUDING INSTALLATION.

THE REQUEST FOR THE PRICE INCREASE AND ALL SUPPORTING DOCUMENTATION IS TO BE SENT IN WRITING TO:

ASSISTANT COMMISSIONER - PROCUREMENT
DEPT OF CITYWIDE ADMINISTRATIVE SERVICES
DIVISION OF MUNICIPAL SUPPLY SERVICES (DMSS)
1 CENTRE STREET, 18TH FLOOR
NEW YORK, NY 10007

INSPECTION:
THE INSPECTON OF THE ITEMS CONTAINED HEREIN SHALL BE MADE AT THE LOCATION LISTED ON THE PURCHASE ORDER BY:

NYC DEPT. OF CITYWIDE ADMINISTRATIVE SERVICES
DIVISION OF MUNICIPAL SUPPLY SERVICES
BUREAU OF QUALITY ASSURANCE
1 CENTRE STREET, 18TH FLOOR
NEW YORK, N.Y. 10007

IT SHALL BE THE RESPONSIBILITY OF THE CONTRACTOR TO KEEP THE CITY APPRISED AS TO WHEN ANY ITEMS WILL BE READY FOR INSPECTION. CONTRACTORS ARE INSTRUCTED TO CONTACT, BUREAU OF QUALITY ASSURANCE (BQA) AT 212-386-0436/0432 AT LEAST FOURTEEN DAYS PRIOR TO THE INSPECTION DATE.

THE INSPECTION OF THESE ITEMS SHALL BE MADE AT ANY OR ALL OF THE FOLLOWING LOCATIONS: CONTRACTOR'S FACTORY OR SERVICE STATION, SUB-CONTRACTOR'S FACTORY OR SERVICE STATION OR DELIVERY LOCATION.

THE CITY REPRESENTATIVE FOR BQA SHALL BE PERMITTED FULL ACCESS TO ALL PARTS OF THE PLANT WHEN AND WHERE WORK ON THIS CONTRACT IS BEING PERFORMED. REPRESENTATIVES FOR BQA SHALL BE NOTIFIED OF AND GIVEN AN OPPORTUNITY TO BE PRESENT AT ALL TESTS OF MATERIAL OR WORKMANSHIP AND SHALL BE PROVIDED WITH ALL NECESSARY FACILITIES IN EXAMINING AND MEASURING ALL PARTS AND EQUIPMENT TESTS. THE EXPENSE OF ALL TESTS (LABORATORY, SHOP AND FIELD) SHALL BE BORNE BY THE CONTRACTOR AND BE INCLUDED IN UNIT PRICE.

ANY RECEIPT GIVEN TO THE CONTRACTOR BY A REPRESENTATIVE OF THE DEPARTMENT RECEIVING THE ITEM(S) SHALL NOT CONSTITUTE FINAL OR OFFICIAL CITY ACCEPTANCE. UPON COMPLETION OF TESTS AND EVALUATION, FINAL ACCEPTANCE SHALL ONLY BE GRANTED BY THE BUREAU OF QUALITY ASSURANCE AT A LOCATION TO BE DETERMINED BY THE CITY OF NEW YORK.

FOR THE TERM OF THE CONTRACT AN ADJUSTMENT IN PRICE MAY BE PERMITTED IF THE AGENCY REQUESTS UPGRADES TO THE EQUIPMENT OR A MANUFACTURER'S PRICE INCREASE TAKES EFFECT DURING THE SUBSEQUENT MODEL YEARS. SUITABLE DOCUMENTATION SUCH AS MANU-FACTURER ATTESTATION AND/OR QUOTATION MUST BE SUBMITTED IN WRITING TO DCAS TO JUSTIFY ANY PRICE INCREASE.

NOTIFICATION OF PRICE CHANGES MUST BE ADDRESSED TO THE ASSISTANT COMMISSIONER, PROCUREMENT, DEPARTMENT OF CITYWIDE ADMINISTRATIVE SERVICES, DIVISION OF MUNICIPAL SUPPLY SERVICES (DMSS), 1 CENTRE STREET, 18TH FLOOR, NEW YORK, NEW YORK 10007

IF DCAS DETERMINES THE REQUESTED PRICE CHANGE IS VERIFIABLE AND REASONABLE THE CONTRACT WILL BE MODIFIED ACCORDINGLY. THE EFFECTIVE DATE FOR THE PRICE INCREASE WILL BE THE DATE OF THE CONTRACT MODIFICATION.

VEHICLE CODE COMPLIANCE:
VEHICLES OFFERED MUST COMPLY WITH ALL APPLICABLE NEW YORK STATE AND FEDERAL CODES AND REGULATIONS FOR MOTORIZED VEHICLES INCLUDING BUT NOT LIMITED TO:

- FEDERAL MOTOR VEHICLE SAFETY STANDARDS (FMVSS)
- NATIONAL HIGHWAY TRAFFIC AND SAFETY ADMINISTRATION (NHTSA)
- NEW YORK STATE VEHICLE AND TRAFFIC LAW (NYSVYTL)
- NEW YORK STATE DEPARTMENT OF MOTOR VEHICLES (NYSDMV)
- VEHICLES WITH HADICAP ACCESS MUST COMPLY WITH THE AMERICANS WITH DISABILITIES ACT (ADA).
- ALL VEHICLES SHALL BE DELIVERED WITH A VALID NEW YORK STATE INSPECTION.

THE EQUIPMENT, WHEN DELIVERED, MUST MEET ALL APPLICABLE FEDERAL, NEW YORK STATE AND NEW YORK CITY LAWS (INCLUDING, FOR EXAMPLE, BUT NOT LIMITED TO, TITLE 40, SECTION 86.004-11 OF THE CODE OF FEDERAL REGULATIONS).

AT THE TIME OF BID SUBMISSION, VENDOR MUST INCLUDE IN BID THE PRICING FOR ALL KNOWN TECHNOLOGIES REQUIRED TO MEET THE CURRENT REGULATIONS AND THE PRICING FOR ANY TECHNOLOGY ALREADY DEVELOPED TO MEET FUTURE REQUIREMENTS.

MANUFACTURER'S STANDARD:
ALL ITEMS DELIVERED SHALL BE MANUFACTURER'S STANDARD OR AS MAY BE MODIFIED TO MEET THE SPECIFICATION.
IT SHALL BE EQUIPPED WITH THE MANUFACTURER'S ACCESSORIES WHICH ARE INCLUDED AS STANDARD IN THE ADVERTISED AND PUBLISHED LITERATURE. NO SUCH ITEM OF EQUIPMENT OR ACCESSORIES SHALL BE REMOVED OR OMITTED FOR THE PURPOSE OF MEETING COMPETITION OR FOR THE REASON THAT IT WAS NOT SPECIFIED IN THE BID.

ALL SPARE PARTS, PARTS BOOKS, MANUALS, CERTIFICATE OF ORIGIN AND DEPARTMENT OF MOTOR VEHICLE (DMVS REQUIRED DOCUMENTS) WILL BE PROVIDED AT DELIVERY.

DELIVERIES SHALL BE MONDAY THROUGH FRIDAY TO THE RESPECTIVE AGENCY LISTED ON THE PURCHASE ORDER. LOCATIONS WILL BE WITHIN THE FIVE (5) BOROUGHS OF THE CITY OF NEW YORK, AS WELL AS SOME LOCATIONS OUTSIDE OF CITY.

QUALIFICATIONS OF BIDDERS: BID WILL BE ACCEPTED ONLY FROM MANUFACTURER OR THEIR AUTHORIZED DISTRIBUTORS INVOLVED IN THE MANUFACTURE AND/OR SALE OF EQUIPMENT OF THE TYPE REQUESTED IN THIS SOLICITATION.

SERVICE LOCATIONS:
VENDOR SHALL HAVE A LOCAL SERVICE CENTER CAPABLE OF PERFORMING ALL WARRANTY SERVICE AND REPAIRS.

SERVICE AND PARTS: SERVICE AND PARTS SHALL BE AVAILABLE WITHIN 24 HOURS. THE CONTRACTOR AGREES TO MAINTAIN A SUPPLY OF PARTS FOR A PERIOD OF TEN (15) YEARS AFTER DATE OF AWARD.

CONTRACTOR AGREES TO FURNISH WITH EACH REPAIRED UNIT A CLEAR, LEGIBLE INFORMATION SHEET INDICATING: TYPE OF WARRANTY WORK PERFORMED; PARTS USED FOR REPAIR; AND NUMBER OF LABOR HOURS INVOLVED. SUCH SHEET SHALL BE ATTACHED TO UNIT UPON RETURN TO SERVICE.

TITLE AND RISK OF LOSS: WILL REMAIN THE CONTRACTOR'S UNTIL THE COMPLETE UNIT IS FINALLY DELIVERED AND ACCEPTED BY THE CITY.

VENDOR WILL DELIVER WITH THE VEHICLE ALL FORMS REQUIRED BY THE NEW YORK STATE DEPARTMENT OF MOTOR VEHICLES TO REGISTER AND OBTAIN TITLE OF THE VEHICLE. THESE FORMS INCLUDE MV-82 (REGISTRATION/TITLE APPLICATION), BILL OF SALE, AND THE MANUFACTURERS CERTIFICATE OF ORIGIN (PROOF OF OWNERSHIP).

UNLESS OTHERWISE INSTRUCTED, THE AGENCY NAMED ON THE TITLE AND REGISTRATION FORMS WILL BE THE SAME AS THE AGENCY NAMED ON THE PURCHASE ORDER.

ALL PRICES ARE TO BE ON THE BASIS OF F.O.B. DELIVERY POINT, UNLOADED, AND INSIDE. ALL DELIVERY CHARGES ARE TO BE INCLUDED IN PRICES BID.

INVOICE IS TO BE SENT TO THE ADDRESS INDICATED ON THE PURCHASE ORDER.

VENDORS TAKE NOTE

NO CHANGES/MODIFICATIONS TO THE VEHICLES SHALL BE MADE WITHOUT PRIOR WRITTEN APPROVAL FROM DCAS/DMSSAS PER THE NEW YORK CITY PURCHASE CONTRACT, PART III SECTION 9 MODIFICATIONS PARAGRAPH 9.2

GUARANTEE/WARRANTY:
WARRANTY OFFERED FOR THE COMPLETE UNIT SHALL BE FOR A MINIMUM OF THREE (3) YEARS.

ADDITIONAL WARRANTY REQUIREMENTS:

PHOTOVOLTAIC (SOLAR) PANELS: TWENTY FIVE (25) YEARS.

SOLAR INVERTER: FIVE (5) YEARS.

INTERGRATED BATTERY SOLUTION: TWO (2) YEARS.

VEHICLES/EQUIPMENT OFFERED MUST COMPLY WITH ALL APPLICABLE NEW YORK STATE, FEDERAL AND LOCAL LAWS.

THE CITY RESERVES THE RIGHT, PRIOR TO CONTRACT REGISTRATION, TO CHANGE (ADJUST) THE START AND END DATES AS NOTED ABOVE. THE CITY FURTHER RESERVES THE RIGHT TO CHANGE (ADJUST) THESE DATES AFTER CONTRACT REGISTRATION TO REFLECT THE ACTUAL COMPTROLLER'S REGISTRATION DATE.

AS PER THE ABOVE PERIOD ADJUSTMENT CLAUSE, THE PERIOD OF CONTRACT SHAL BE:
04/17/2017 TO 04/16/2020

CONTRACT QUANTITIES: QUANTITIES SPECIFIED HEREIN ARE ESTIMATES BASED ON EXPERIENCE. THE QUANTITIES TO BE ORDERED ARE ONLY THOSE NEEDED BY THE AGENCY. THE CITY WILL NOT BE COMPELLED TO ORDER ANY SPECIFIC QUANTITY OF ANY ITEM, NOR WILL THE CITY BE LIMITED TO THE QUANTITY SPECIFIED.

************* BIDDER CERTIFICATE ****************

EACH BIDDER MUST INDICATE THE MANNER IN WHICH HE INTENDS TO MEET THE BID SPECIFICATION(S) BY COMPLETELY AND COMPETENTLY FILLING OUT THE "BIDDERS CERTIFICATE" ATTACHED TO THE BID SPECIFICATIONS, AND SUBMITTING IT WITH HIS BID PROPOSAL.
THE BIDDERS CERTIFICATE SHALL BECOME AN INTEGRAL PART OF THIS CONTRACT AND SCHEDULE. THERE SHALL BE "NO" SUBSTITUTION, NOR MODIFICATION OF BID SPECIFICATIONS WITHOUT THE WRITTEN CONSENT OF THE DIVISION OF MUNICIPAL SUPPLY SERVICES ONCE THE PURCHASE ORDER IS GENERATED.

DELIVERY:
DELIVERY MUST BE MADE WITHIN 90 CALENDAR DAYS FROM THE DATE OF THE PRUCHASE ORDER AT A RATE OF FOUR (4) UNITS PER MONTH.

DELIVERY DATES ARE MEASURED FROM THE DATE OF THE PURCHASE ORDER.

DELIVERY LOCATION SHALL BE AS NOTED ON THE INDIVIDUAL PURCHASE ORDER.

WHEN DELIVERED,EACH VEHICLE/APPARATUS MUST BE COMPLETELY ASSEMBLED, SERVICED AND READY FOR OPERATION. THIS INCLUDES ANY AUXILIARY UNITS ATTACHED OR MOUNTED TO BASIC UNIT. ANY EXPOSED CHAIN OR GEAR SHALL BE PROVIDED WITH A SUITABLE GUARD.

IT IS THE RESPONSIBILITY OF THE AWARDED VENDOR TO UNLOAD AND ASSEMBLE EACH UNIT AT THE POINT OF DELIVERY.

THE CITY RESERVES THE RIGHT TO DISAPPROVE ANY PROVIDER(S) OF GOODS AND/OR SERVICES USED BY THE PRIME VENDOR/CONTRACTOR TO FULFILL ANY CONTRACT RESULTING FROM THIS SOLICITATION. AS USED IN THIS SECTION, A "PROVIDER" SHALL INCLUDE, BUT NOT BE LIMITED TO, A SUBCONTRACTOR, A SUPPLIER OF GOODS AND/OR SERVICES, AND THE MANUFACTURER(S) OF ANY GOODS BEING PROCURED UNDER SUCH CONTRACT. A VENDOR WHO IS AWARDED A CONTRACT PURSUANT TO THIS SOLICITATION MAY, AT THE CITY'S OPTION, BE ASKED TO PROVIDE TO THE CITY A LIST OF PROVIDERS AND, FOR EACH PROVIDER, ITS ADDRESS AND THE NAME OF ITS PRINCIPALS.

IN ADDITION, THE VENDOR MAY BE ASKED TO PROVIDE, ANY OTHER INFORMATION DEEMED NECESSARY BY THE CITY TO DETERMINE WHETHER A PROVIDER SHALL BE DISAPPROVED. FURTHERMORE, DURING THE TERM OF SUCH CONTRACT, THE VENDOR MAY BE ASKED TO SUPPLY TO THE CITY ALL SUCH INFORMATION REGARDING ANY ADDITIONAL PROVIDER(S) IT INTENDS TO USE.

THE CITY RESERVES THE RIGHT TO WITHDRAW ANY APPROVAL IT HAS GIVEN, WHERE SUCH WITHDRAWAL OF APPROVAL IS BASED ON INFORMATION RECEIVED SUBSEQUENT TO THE APPROVAL. THE VENDOR MAY NOT USE A PROVIDER THAT HAS BEEN DISAPPROVED BY THE CITY OR WHOSE APPROVAL HAS BEEN WITHDRAWN.

PURSUANT TO PROCUREMENT POLICY BOARD RULE 2-08(F)(2),THE CONTRACTOR WILL BE CHARGED A FEE FOR THE ADMINISTRATION OF THE VENDEX SYSTEM, INCLUDING THE VENDOR NAME CHECK PROCESS, IF A VENDOR NAME CHECK REVIEW IS REQUIRED TO BE CONDUCTED BY THE DEPARTMENT OF INVESTIGATION. THE CONTRACTOR SHALL ALSO BE REQUIRED TO PAY THE APPLICABLE REQUIRED FEES FOR ANY OF ITS SUB-CONTRACTORS FOR WHICH VENDOR NAME CHECK REVIEWS ARE REQUIRED. THE FEE(S) WILL BE DEDUCTED FROM PAYMENTS MADE TO THE CONTRACTOR UNDER THE CONTRACT.

FOR CONTRACTS WITH AN ESTIMATED VALUE OF LESS THAN OR EQUAL TO $1,000,000, THE FEE WILL BE $175.

FOR CONTRACTS WITH AN ESTIMATED VALUE OF GREATER THAN $1,000,000, THE FEE WILL BE $350.

THE PURPOSE OF THIS CONTRACT IS TO PROCURE FOR THE CITY OF NEW YORK, A PORTABLE SOLAR-POWERED ELECTRIC VEHICLE CARPORT AND CHARGER.

THE TERM OF THIS CONTRACT IS TO BE:
NOVEMBER 1, 2016 THRU OCTOBER 31, 2019

PIN: 8571600450

SPECIAL INSTRUCTION TO BIDDERS
CONTRACT SPECIFIC TERMS AND CONDITIONS

CITY OF NEW YORK
DEPARTMENT OF CITYWIDE ADMINISTRATIVE SERVICES
DIVISION OF MUNICIPAL SUPPLY SERVICES
MUNICIPAL BUILDING, NEW YORK, NY 10007

BID NUMBER: 1600450.

BID TITLE: CARPORT, SOLAR POWERED VEHICLE CHARGER

ALL INQUIRIES REGARDING THIS BID ARE TO BE DIRECTED TO:
PURCHASING AGENT: RASHAD LE MONIER AT (212) 386-0412

VENDOR WILL BE SEEN BY APPOINTMENT ONLY.

TYPE OF CONTRACT: THIS IS A "C" CONTRACT (REQUIREMENT CONTRACT) AS DEFINED IN THE NEW YORK CITY PURCHASE CONTRACT, PART II, PARAGRAPH 2.8, OR, IF APPLICABLE, THE NEW YORK CITY SERVICE CONTRACT, PART II, PARAGRAPH 2.6.

IN ACCORDANCE WITH THE NEW YORK CITY PURCHASE CONTRACT, PART II, SECTION 5.6 - ALTERNATE PRODUCTS - OR, IF APPLICABLE, THE NEW YORK CITY SERVICE CONTRACT, PART II, SECTION 5.5 - ALTERNATE SERVICES:

A BIDDER MAY NOT BID MULTIPLE PRODUCTS OR SERVICES FOR ONE BID ITEM. IF A BIDDER OFFERS MORE THAN ONE, ONLY THE LOWEST PRICE OFFERING WILL BE CONSIDERED. IF THE PRICE OFFERINGS ARE IDENTICAL, ONLY THE FIRST ITEM LISTED WILL BE CONSIDERED.

WHENEVER PRACTICABLE, PACKAGING SHALL ELIMINATE WASTE; REDUCE WASTE BY WEIGHT, VOLUME AND TOXICITY WITHOUT SUBSTITUTING A MATERIAL THAT IS NOT RECYCLABLE; AND SHOULD CONTAIN RECYCLED CONTENT.

S U M M A R Y O F A W A R D

FROM LINE ITEM NO. .000 TO LINE ITEM NO. 999.000

BID NO: 01600450 TITLE: CARPORT, SOLAR POWERED VEHICLE CHARGER AS OF: 03/17/17

ITEM NO.	ITEM DESCRIPTION	CONTRACTOR, OR STATUS	CONTRACT NO	TERMS
1.	PORTABLE, SOLAR POWERED CARPORT	ENVISION SOLAR INTERNATIONAL	3787232	
2.	PORTABLE, SOLAR POWERED CARPORT	ENVISION SOLAR INTERNATIONAL	3787232	